SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  March 30, 1998

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
------------------------   ----------------------- -------------
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   313-322-3000






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ITEM 5.  OTHER EVENTS

          Ford Motor Credit Company, a Delaware corporation (the
"Company"), has registered $5,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-41059. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented by a First Supplemental Indenture dated as of April 1, 1986, a Second Supplemental Indenture dated as of September 1, 1986, a Third Supplemental Indenture dated as of March 15, 1987, a Fourth Supplemental Indenture dated as of April 15, 1988 and a Fifth Supplemental Indenture dated as of September 1, 1990 , between the Company and The Chase Manhattan Bank, as trustee.

     The Company has created a series of Debt Securities under such Indenture, as supplemented, in the aggregate principal amount of up to $5,000,000,000, designated as the Company's Medium-Term Notes Due from 9 Months to 30 Years from Date of Issue ("the "Notes"). The opinions and consents of Sullivan & Cromwell and Shearman & Sterling consenting to the use of their names in the Prospectuses relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
-----------             -----------              ----------------
Exhibit 8.1     Opinion of Shearman & Sterling.      Filed with
                                                     this Report.

Exhibit 8.2     Opinion of Sullivan & Cromwell.      Filed with
                                                     this Report.

Exhibit 23.1    Consent of Shearman & Sterling       Filed with
                is contained in their opinion set    this Report.
                forth in Exhibit 8.1.

Exhibit 23.2    Consent of Sullivan & Cromwell       Filed with
                is contained in their opinion set    this Report.
                forth in Exhibit 8.2.

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  March 30, 1998              By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary


                           EXHIBIT INDEX


DESIGNATION             DESCRIPTION
-----------             -----------
Exhibit 8.1     Opinion of Shearman & Sterling.


Exhibit 8.2     Opinion of Sullivan & Cromwell.


Exhibit 23.1    Consent of Shearman & Sterling
                is contained in their opinion set
                forth in Exhibit 8.1.

Exhibit 23.2    Consent of Sullivan & Cromwell
                is contained in their opinion set
                forth in Exhibit 8.2.